QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned hereby certifies, in his capacity as an officer of Diedrich Coffee, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

  •
  the Quarterly Report of the Company on Form 10-Q for the period ended December 18, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

  •
  the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: January 30, 2003

/s/ MATTHEW C. MCGUINNESS Matthew C. McGuinness Executive Vice President and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)

QuickLinks

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002